SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: July 16, 2003
Date of earliest event reported: July 14, 2003

ICN PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11397	33-0628076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Hyland Avenue
Costa Mesa, California 92626

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 545-0100

Item 5. Other Events.

     On July 15, 2003, ICN Pharmaceuticals, Inc., a Delaware corporation (“ICN”), and Ribapharm Inc, a Delaware corporation (“Ribapharm”), received a memorandum of decision and order (the “Ruling”), filed by Judge Mariana R. Pfaelzer of the United States District Court for the Central District of California on July 14, 2003, in the patent infringement suit brought by ICN and Ribapharm (ICN Pharmaceuticals, Inc. and Ribapharm Inc. v. Geneva Pharmaceuticals Technology Corp., Teva Pharmaceuticals USA, Inc., and Three Rivers Pharmaceuticals, LLC (Case Nos. CV 02-3544-MRP (FMOx), consolidated with CV 02-3543-MRP (FMOx), CV 02-8142-MRP (FMOx) and CV 02-9358-MRP (FMOx))). In the Ruling, Judge Pfaelzer granted the defendants’ motion for summary judgment of non-infringement of the asserted patents concerning ribavirin and declined to rule on the defendants’ motion for summary judgment that such patents are invalid.

     On July 16, 2003, ICN issued a press release with respect to the Ruling. A copy of the press release is filed herewith and incorporated herein by reference as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued by ICN on July 16, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: July 16, 2003
ICN PHARMACEUTICALS, INC.
	By:	/s/ Bary G. Bailey Name: Bary G. Bailey Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by ICN on July 16, 2003.